SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  April 29, 2008

                         HOUSTON AMERICAN ENERGY CORP.
           ----------------------------------------------------------
               (Exact name of registrant as specified in Charter)


         Delaware                        1-32955                 76-0675953
-------------------------------      ----------------        -------------------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


                         801 Travis Street, Suite 1425
                              Houston, Texas 77002
            --------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                         -----------------------------
                           (Issuer Telephone number)


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.     Regulation FD Disclosure.

On April 29, 2008, Houston American Energy Corp. (the "Company") issued a letter to its shareholders as part of its annual report. The letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

       (c)     Exhibits

               99.1     Letter to shareholders

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOUSTON AMERICAN ENERGY CORP.

Dated:  April 29, 2008
                                  By:  /s/ John Terwilliger
                                       -----------------------------------------
                                       John Terwilliger,
                                       President and
                                       Chief Executive Officer


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